BNY Mellon First Quarter 2016 Financial Highlights April 21, 2016

2 First Quarter 2016 – Financial Highlights Cautionary Statement A number of statements in our presentations, the accompanying slides and the responses to your questions are “forward-looking statements.” Words such as “estimate”, “forecast”, “project”, “anticipate”, “target”, “expect”, “intend”, “continue”, “seek”, “believe”, “plan”, “goal”, “could”, “should”, “may”, “will”, “strategy”, “opportunities”, “trends” and words of similar meaning signify forward-looking statements. These statements relate to, among other things, The Bank of New York Mellon Corporation’s (the “Corporation”) expectations regarding: strategic priorities, financial goals, client experience, driving profitable growth, business improvement process, capital plans, estimated capital ratios and expectations regarding those ratios; preliminary business metrics; and statements regarding the Corporation's aspirations, as well as the Corporation’s overall plans, strategies, goals, objectives, expectations, estimates, intentions, targets, opportunities and initiatives. These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control). Actual results may differ materially from those expressed or implied as a result of the factors described under “Forward Looking Statements” and “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”), and in other filings of the Corporation with the Securities and Exchange Commission (the “SEC”).  Such forward-looking statements speak only as of April 21, 2016, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. Non-GAAP Measures:  In this presentation we may discuss some non-GAAP measures in detailing the Corporation’s performance, which exclude certain items or otherwise include components that differ from GAAP.  We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations.  We believe they facilitate comparisons with prior periods and reflect the principal basis on which our management monitors financial performance.  Additional disclosures relating to non-GAAP adjusted measures are contained in the Corporation’s reports filed with the SEC, including the 2015 Annual Report and the Corporation's Earnings Release for the quarter ended March 31, 2016, included as an exhibit to our Current Report on Form 8-K filed on April 21, 2016 (the “Earnings Release”), available at www.bnymellon.com/investorrelations.

3 First Quarter 2016 – Financial Highlights First Quarter Financial Highlights • Earnings per common share of $0.73, including: • $0.01 per common share for litigation and restructuring charges • Earnings per common share +10% on an adjusted basis1 • Generated approximately 250 bps of positive operating leverage on an adjusted basis1 • Net interest revenue +5% and fee and other revenue (1%) • Total noninterest expense (3%) on a reported and adjusted basis1 • Executing on capital plan and return of value to common shareholders • Repurchased 16.2 million common shares for $577 million • Return on tangible common equity1 of 21%; 21% on an adjusted basis1 • Estimated SLR1 on a fully phased-in basis exceeded 5% 1 Represents a Non-GAAP measure. See Appendix for reconciliations. Additional disclosures regarding these measures and other Non-GAAP adjusted measures are available in the Corporation’s reports filed with the SEC, available at www.bnymellon.com/investorrelations. Note: All comparisons are 1Q16 versus 1Q15. Note: Pre-tax operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. bps - basis points

4 First Quarter 2016 – Financial Highlights First Quarter 2016 Key Messages • Executing on our strategic priorities; delivering on our three-year financial goals set at our 2014 Investor Day • Focused on enhancing the client experience and driving profitable revenue growth ◦ Broadening existing client relationships and selectively adding new business • Business Improvement Process designed to leverage scale, increase efficiency and effectiveness, and reduce risk and structural costs ◦ In a low organic revenue growth environment, the Business Improvement Process is enabling us to fund: ▪ Additional regulatory requirements ▪ Enhancements to our technology and servicing platforms ▪ Revenue growth initiatives ▪ Improving our operating margin • Continue to return significant value to shareholders through share repurchases and dividends

5 First Quarter 2016 – Financial Highlights First Quarter 2016 Key Performance Drivers • Earnings per common share of $0.74, +10% on an adjusted basis1, driven by higher money market fees, growth in net interest revenue related to higher yields, securities lending and continued execution of our Business Improvement Process • Investment management and performance fees (6%); on a constant currency basis (Non-GAAP)1 (4%), driven by lower equity market values and net outflows in 2015 • Investment services fees +1% reflecting higher money market fees and net new business, partially offset by lower market values and lost business in Clearing Services • Market-sensitive revenue driven by strategic balance sheet management and securities lending revenue growth • Foreign Exchange (21%) reflecting lower volumes • Securities Lending +16% driven by wider spreads • Net Interest Revenue +$38 million driven by higher yields on interest-earning assets, partially offset by higher rates paid on interest-bearing liabilities and the unfavorable impact of interest rate hedging activities • Provision for credit losses was $10 million in 1Q16 versus a provision of $2 million in 1Q15 • Noninterest expense on an adjusted basis1 (3%) reflects lower expenses in nearly all categories, driven by the favorable impact of a stronger U.S. dollar, lower staff and legal expenses and the benefit of the Business Improvement Process, partially offset by higher distribution and servicing expense • Effective tax rate of 25.9% 1 Represents a Non-GAAP measure. See Appendix for reconciliations. Additional disclosures regarding these measures and other Non-GAAP adjusted measures are available in the Corporation’s reports filed with the SEC, available at www.bnymellon.com/investorrelations. Note: All comparisons are 1Q16 versus 1Q15.

6 First Quarter 2016 – Financial Highlights Summary Financial Results for First Quarter 2016 Growth vs. $ in millions, except per share data 1Q16 4Q15 1Q15 4Q15 1Q15 Revenue $ 3,730 $ 3,726 $ 3,792 — % (2)% Expenses $ 2,629 $ 2,692 $ 2,700 (2)% (3)% Income before income taxes $ 1,091 $ 871 $ 1,090 25% — % Pre-tax operating margin 29% 23% 29 % EPS $ 0.73 $ 0.57 $ 0.67 28% 9 % Return on Tangible Common Equity1 20.6% 16.2% 20.3% 1 Represents a Non-GAAP measure. See Appendix for reconciliation. Additional disclosures regarding this measure and other Non-GAAP adjusted measures are available in the Corporation’s reports filed with the SEC, available at www.bnymellon.com/investorrelations. Note: Provision for credit losses was $10 million in 1Q16 versus a provision of $2 million in 1Q15 and a provision of $163 million in 4Q15.

7 First Quarter 2016 – Financial Highlights Summary Financial Results for First Quarter 2016 (Non-GAAP)1 Growth vs. $ in millions, except per share data 1Q16 4Q15 1Q15 4Q15 1Q15 Revenue $ 3,737 $ 3,721 $ 3,761 —% (1)% Expenses $ 2,555 $ 2,610 $ 2,637 (2)% (3)% Operating leverage2 254 bps 247 bps Income before income taxes $ 1,172 $ 1,118 $ 1,122 5% 4 % Pre-tax operating margin 31% 30% 30 % EPS $ 0.74 $ 0.68 $ 0.67 9% 10 % Return on Tangible Common Equity 20.8% 19.0% 20.2% 1 Represents Non-GAAP measures. See Appendix for reconciliations. Additional disclosures regarding these measures and other Non-GAAP adjusted measures are available in the Corporation’s reports filed with the SEC, available at www.bnymellon.com/investorrelations. 2 Pre-tax operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. The year-over-year pre-tax operating leverage (Non-GAAP) was based on a decrease in total revenue, as adjusted (Non-GAAP), of 64 basis points, and a decrease in total noninterest expense, as adjusted (Non-GAAP), of 311 basis points. The sequential operating leverage (Non-GAAP) was based on an increase in total revenue, as adjusted (Non-GAAP), of 43 basis points, and a decrease in total noninterest expense, as adjusted (Non-GAAP), of 211 basis points. bps - basis points

Fee and Other Revenue (Consolidated)

($ in millions)	1Q16	Growth vs. 4Q15	Growth vs. 1Q15
Investment services fees:			
Asset servicing[1]	$ 1,040	1%	— %
Clearing services	350	3	2
Issuer services	244	23	5
Treasury services	131	(4)	(4)
Total investment services fees	1,765	3	1
Investment management and performance fees	812	(6)	(6)
Foreign exchange and other trading revenue	175	1	(24)
Financing-related fees	54	6	35
Distribution and servicing	39	(5)	(5)
Total fee revenue excluding investment and other income	2,845	—	(3)
Investment and other income	105	13	75
Total fee revenue	2,950	1	(1)
Net securities gains	20	N/M	N/M
Total fee and other revenue	$ 2,970	1%	(1)%

Year-over-Year Drivers

Asset Servicing
- Net new business and higher securities lending revenue, offset by lower market values and the unfavorable impact of a stronger U.S. dollar

Clearing Services
- Higher money market fees, partially offset by the impact of lost business

Issuer Services
- Higher money market fees in Corporate Trust and higher dividend fees in Depositary Receipts

Treasury Services
- Higher compensating balance credits provided to clients, which shifts revenue from fees to net interest revenue

Investment Management and Performance Fees
- (4%) on a constant currency basis (Non-GAAP)[2], reflecting lower equity market values and net outflows in 2015, partially offset by higher money market fees

Foreign Exchange & Other Trading Revenue
- FX revenue of $171MM - Reflects lower volumes. Other trading revenue decreased, reflecting losses on hedging activities in the Investment Management businesses, partially offset by the positive impact of interest rate hedging (which is offset in net interest revenue) and higher fixed income trading revenue

Financing-related Fees
- Higher fees related to secured intraday credit

Distribution and Servicing
- Favorably impacted by higher money market fees, but were more than offset by certain fees paid to introducing brokers

Investment and other income
- Primarily reflects higher lease-related gains

[1] Asset servicing fees include securities lending revenue of $50 million in 1Q16, $43 million in 1Q15, and $46 million in 4Q15.
[2] Represents a Non-GAAP measure. See Appendix for reconciliations. Additional disclosures regarding these measures and other Non-GAAP adjusted measures are available in the Corporation's reports filed with the SEC, available at www.bnymellon.com/investorrelations.
Note: Please reference earnings release for quarter-over-quarter variance explanations.
N/M - not meaningful

8 First Quarter 2016 – Financial Highlights BNY MELLON

9 First Quarter 2016 – Financial Highlights Investment Management Metrics Change in Assets Under Management (AUM)1 Growth vs. $ in billions 1Q16 LTM 1Q16 4Q15 1Q15 Beginning balance of AUM $1,625 $1,717 Net inflows (outflows): Long-Term: Equity (3) (29) Fixed income — (4) Liability-driven investments2 14 41 Alternative investments 1 7 Total long-term active inflows (outflows) 12 15 Index (11) (46) Total long-term inflows (outflows) 1 (31) Short-term: Cash (9) (28) Total net (outflows) inflows (8) (59) Net market/currency impact/acquisition 22 (19) Ending balance of AUM3 $1,639 $1,639 1% (5)% Average balances: Growth vs. $ in millions 1Q16 4Q15 1Q15 Average loans $ 14,275 6% 23% Average deposits $ 15,971 3% 5% 1 Excludes securities lending cash management assets and assets managed in the Investment Services business. 2 Includes currency overlay assets under management. 3 Preliminary.

10 First Quarter 2016 – Financial Highlights Investment Services Metrics Growth vs. 1Q16 4Q15 1Q15 Assets under custody and/or administration at period end (trillions)1,2 $ 29.1 1% 2 % Estimated new business wins (AUC/A) (billions)2 $ 40 Market value of securities on loan at period end (billions)3 $ 300 8% 3 % Average loans (millions) $ 45,004 (2)% — % Average deposits (millions) $ 215,707 (6)% (8)% Broker-Dealer Average tri-party repo balances (billions) 2,104 (2)% (2)% Clearing Services Average active clearing accounts (U.S. platform) (thousands) 5,947 — % (1)% Average long-term mutual fund assets (U.S. platform) (millions) $ 415,025 (5)% (9)% Depositary Receipts Number of sponsored programs 1,131 (1)% (10)% 1 Includes the AUC/A of CIBC Mellon of $1.1 trillion at March 31, 2016 and March 31, 2015 and 1.0 trillion at Dec. 31, 2015. 2 Preliminary. 3 Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $56 billion at March 31, 2016, $55 billion at Dec. 31, 2015 and $69 billion at March 31, 2015.

11 First Quarter 2016 – Financial Highlights Net Interest Revenue Growth vs. Year-over-Year Drivers ($ in millions) 1Q16 4Q15 1Q15 Net interest revenue (non-FTE) $ 766 1% 5% Net Interest Revenue ŸHigher yields on interest-earning assets, +9 bps, partially offset by higher rates paid on interest- bearing liabilities and the unfavorable impact of interest rate hedging activities (which are primarily offset in foreign exchange and other trading revenue) Net interest revenue (FTE) - Non-GAAP 780 1 5 Net interest margin (FTE) 1.01% 2 bps 4 bps Selected Average Balances: Cash/interbank investments $ 127,624 (1)% 3% Trading account securities 3,320 19 9 Securities 118,538 (1) (4) Loans 61,196 (1) 6 Interest-earning assets 310,678 (1) 1 Interest-bearing deposits 162,017 1 2 Noninterest-bearing deposits 82,944 (3) (7) Note: Please reference earnings release for quarter-over-quarter variance explanations. FTE – fully taxable equivalent bps – basis points

Noninterest Expense

($ in millions)	1Q16	Growth vs. 4Q15	Growth vs. 1Q15
Staff	$ 1,459	(1)%	(2)%
Professional, legal and other purchased services	278	(15)	(8)
Software and equipment	219	(3)	(4)
Net occupancy	142	(4)	(6)
Distribution and servicing	100	9	2
Sub-custodian	59	(2)	(16)
Business development	57	(24)	(7)
Other	241	20	—
Amortization of intangible assets	57	(11)	(14)
M&I, litigation and restructuring charges	17	N/M	N/M
Total noninterest expense – GAAP	$ 2,629	(2)%	(3)%
Total noninterest expense excluding amortization of intangible assets and M&I, litigation and restructuring charges – Non-GAAP[1]	$ 2,555	(2)%	(3)%
Full-time employees	52,100	900	1,600

Year-over-Year Drivers

- Lower expenses in nearly all categories, primarily driven by the favorable impact of a stronger U.S. dollar, lower staff and legal expenses and the benefit of the Business Improvement Process, partially offset by higher distribution and servicing expense. The savings generated by the Business Improvement Process primarily reflects the benefits of our technology insourcing strategy and the implementation of our global real estate strategy
- Staff expense decreased year-over-year primarily reflecting lower estimated 2016 incentives and a higher adjustment for the finalization of the annual incentive awards, partially offset by the curtailment gain related to the U.S. pension plan recorded in 1Q15 and higher severance expense in ongoing support of our Business Improvement Process

[1] Represents a Non-GAAP measure. See Appendix for reconciliation. Additional disclosures regarding this measure and other Non-GAAP adjusted measures are available in the Corporation's reports filed with the SEC, available at www.bnymellon.com/investorrelations.

Note: Please reference earnings release for quarter-over-quarter variance explanations.

N/M - not meaningful

12 First Quarter 2016 – Financial Highlights BNY MELLON

13 First Quarter 2016 – Financial Highlights Capital Ratios Highlights 3/31/16 12/31/15 Consolidated regulatory capital ratios:1,2 Ÿ Repurchased 16.2 million common shares for $577 million in 1Q16 Ÿ In 1Q16, declared a quarterly dividend of $0.17 per common share Ÿ Compliant with fully phased-in U.S. Liquidity Coverage Ratio (LCR)5 Ÿ Estimated SLR on a fully phased-in basis exceeded 5% CET1 ratio 10.6% 10.8% Tier 1 capital ratio 12.0 12.3 Total (Tier 1 plus Tier 2) capital ratio 12.2 12.5 Leverage capital ratio 5.9 6.0 Selected regulatory capital ratios - fully phased-in - Non- GAAP:1 Estimated CET1 ratio: Standardized approach 11.0% 10.2% Advanced approach 9.8 9.5 Estimated supplementary leverage ratio ("SLR")3,4 5.1% 4.9% Note: See corresponding footnotes on following slide.

14 First Quarter 2016 – Financial Highlights Capital Ratio Footnotes 1 March 31, 2016 regulatory capital ratios are preliminary. See the “Capital Ratios” section in the earnings release for additional detail. 2 At March 31, 2016 and Dec. 31, 2015, the CET1, Tier 1 and Total risk-based consolidated regulatory capital ratios determined under the transitional Basel III Standardized Approach were 11.8%, 13.5% and 13.9%, respectively, and 11.5%, 13.1% and 13.5%, respectively. 3 Please reference slide 21. See the “Capital Ratios” section in the earnings release for additional detail. 4 The estimated SLR on a fully phased-in basis (Non-GAAP) for our largest bank subsidiary, The Bank of New York Mellon, was 5.2% at March 31, 2016 and 4.8% at Dec. 31, 2015. 5 The U.S. LCR rules became effective Jan. 1, 2015 and currently require BNY Mellon to meet an LCR of 90%, increasing to 100% when fully phased-in on Jan. 1, 2017. Our estimated LCR on a consolidated basis is compliant with the fully phased-in requirements of the U.S. LCR as of March 31, 2016 based on our understanding of the U.S. LCR rules. Our consolidated high-quality liquid assets (“HQLA”) before haircuts, totaled $202 billion at March 31, 2016, compared with $218 billion at Dec. 31, 2015.

16 First Quarter 2016 – Financial Highlights Investment Management . Growth vs. ($ in millions) 1Q16 4Q15 1Q15 Investment management and performance fees $ 797 (7)% (5)% Distribution and servicing 46 18 21 Other1 (31) N/M N/M Net interest revenue 83 (1) 11 Total Revenue $ 895 (10)% (10)% Noninterest expense (ex. amortization of intangible assets) $ 660 (4)% (7)% Income before taxes (ex. provision for credit losses and amortization of intangible assets) $ 235 (24)% (18)% Provision for credit losses (1) N/M N/M Amortization of intangible assets 19 (21)% (21)% Income before taxes $ 217 (25)% (17)% Pre-tax operating margin 24% (478) bps (214) bps Adjusted pre-tax operating margin2,3 30% (553) bps (390) bps 1 Total fee and other revenue includes the impact of the consolidated investment management funds, net of noncontrolling interests. Additionally, other revenue includes asset servicing, treasury services, foreign exchange and other trading revenue and investment and other income. 2 Excludes the net negative impact of money market fee waivers, amortization of intangible assets and provision for credit losses and is net of distribution and servicing expense. 3 Represents a Non-GAAP measure. See Slide 22 for reconciliation. Additional disclosures regarding these measures and other Non-GAAP adjusted measures are available in the Corporation’s reports filed with the SEC, available at www.bnymellon.com/investorrelations. N/M - not meaningful bps – basis points

17 First Quarter 2016 – Financial Highlights Investment Services Growth vs. ($ in millions) 1Q16 4Q15 1Q15 Investment services fees: Asset servicing $ 1,016 1% — % Clearing services 348 3 2 Issuer services 244 23 6 Treasury services 129 (4) (4) Total investment services fees $ 1,737 3 1 Foreign exchange and other trading revenue 168 12 (21) Other1 125 (2) 36 Net interest revenue 679 2 8 Total revenue $ 2,709 3% 2 % Noninterest expense (ex. amortization of intangible assets) $ 1,770 (1) (3) Income before taxes (ex. provision for credit losses and amortization of intangible assets) $ 939 13% 12 % Provision for credit losses 14 N/M N/M Amortization of intangible assets 38 (5) (7) Income before taxes $ 887 13% 13 % Pre-tax operating margin 33% 289 bps 308 bps Pre-tax operating margin (ex. provision for credit losses and amortization of intangible assets) 35% 299 bps 322 bps Investment services fees as a percentage of noninterest expense2 99% 413 bps 446 bps 1 Other revenue includes investment management fees, financing-related fees, distribution and servicing revenue and investment and other income. 2 Noninterest expense excludes amortization of intangible assets and litigation expense. N/M - not meaningful bps – basis points

Expense & Pre-Tax Operating Margin - Non-GAAP Reconciliation

($ in millions)	1Q16	4Q15	1Q15	QoQ Operating Leverage	YoY Operating Leverage
Total revenue – GAAP	$ 3,730	$ 3,726	$ 3,792		
Less: Net income (loss) attributable to noncontrolling interests of consolidated investment management funds	(7)	5	31		
Total revenue, as adjusted – Non-GAAP[2]	$ 3,737	$ 3,721	$ 3,761	0.43 %	(0.64)%
Total noninterest expense – GAAP	$ 2,629	$ 2,692	$ 2,700		
Less: Amortization of intangible assets	57	64	66		
M&I, litigation and restructuring charges	17	18	(3)		
Total noninterest expense excluding amortization of intangible assets and M&I, litigation and restructuring charges – Non-GAAP[2]	$ 2,555	$ 2,610	$ 2,637	(2.11)%	(3.11)%
Less: Provision for credit losses	10	163	2		
Add: Impairment charge related to a prior court decision	—	170	—		
Income before income taxes, as adjusted – Non-GAAP[2]	$ 1,172	$ 1,118	$ 1,122		
Pre-tax operating margin – Non-GAAP[1,2,3]	31%	30%	30%		

Operating Leverage	
+254 bps	+247 bps

[1] Income before taxes divided by total revenue.
[2] Non-GAAP excludes net (loss) income attributable to noncontrolling interests of consolidated investment management funds, amortization of intangible assets, M&I, litigation and restructuring charges (recoveries) and the impairment charge related to a prior court decision, if applicable.
[3] Our GAAP earnings include tax-advantaged investments such as low income housing, renewable energy, bank-owned life insurance and tax-exempt securities. The benefits of these investments are primarily reflected in tax expense. If reported on a tax-equivalent basis these investments would increase revenue and income before taxes by $77 million for 1Q16, $73 million for 4Q15, $53 million for 3Q15, $52 million for 2Q15 and $64 million for 1Q15 and would increase our pre-tax operating margin by approximately 1.4% for 1Q16, 1.5% for 4Q15, 1.0% for 3Q15, 0.9% for 2Q15 and 1.2% for 1Q15.
bps - basis points

18 First Quarter 2016 – Financial Highlights BNY MELLON

19 First Quarter 2016 – Financial Highlights Return on Tangible Common Equity Reconciliation 1Q16 4Q15 1Q15 ($ in millions) Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP $ 804 $ 637 $ 766 Add: Amortization of intangible assets, net of tax 37 42 43 Net income applicable to common shareholders of The Bank of New York Mellon Corporation excluding amortization of intangible assets – Non-GAAP 841 679 809 Add: M&I, litigation and restructuring charges 11 12 (2) Impairment charge related to a prior court decision — 106 — Net income applicable to common shareholders of The Bank of New York Mellon Corporation, as adjusted – Non-GAAP2 $ 852 $ 797 $ 807 Average common shareholders’ equity $ 35,252 $ 35,664 $ 35,486 Less: Average goodwill 17,562 17,673 17,756 Average intangible assets 3,812 3,887 4,088 Add: Deferred tax liability – tax deductible goodwill1 1,428 1,401 1,362 Deferred tax liability – intangible assets1 1,140 1,148 1,200 Average tangible common shareholders’ equity - Non-GAAP $ 16,446 $ 16,653 $ 16,204 Return on tangible common equity – Non-GAAP3 20.6% 16.2% 20.3% Return on tangible common equity – Non-GAAP adjusted2,3 20.8% 19.0% 20.2% 1 Deferred tax liabilities are based on fully phased-in Basel III rules. 2 Non-GAAP excludes amortization of intangible assets, net of tax, M&I, litigation and restructuring charges (recoveries) and the impairment charge related to a prior court decision, if applicable. 3 Annualized.

20 First Quarter 2016 – Financial Highlights GAAP Revenue and Non-GAAP Earnings Per Share Reconciliation Revenue - GAAP ($ in millions) 1Q16 4Q15 1Q15 Investment services fees: Asset servicing1 $ 1,040 $ 1,032 $ 1,038 Clearing services 350 339 344 Issuer services 244 199 232 Treasury services 131 137 137 Total investment services fees 1,765 1,707 1,751 Investment management and performance fees 812 864 867 Foreign exchange and other trading revenue 175 173 229 Financing-related fees 54 51 40 Distribution and servicing 39 41 41 Investment and other income 105 93 60 Total fee revenue 2,950 2,929 2,988 Net securities gains 20 21 24 Total fee and other revenue $ 2,970 $ 2,950 $ 3,012 (Loss) Income from consolidated investment management funds (6) 16 52 Net interest revenue 766 760 728 Total revenue - GAAP $ 3,730 $ 3,726 $ 3,792 1 Asset servicing fees include securities lending revenue of $50 million in 1Q16, $43 million in 1Q15, and $46 million in 4Q15. Earnings per share Growth vs. 1Q16 4Q15 1Q15 4Q15 1Q15 GAAP results $ 0.73 $ 0.57 $ 0.67 Add: Litigation and restructuring charges 0.01 0.01 N/A Impairment charge related to a prior court decision N/A 0.10 N/A Non-GAAP results $ 0.74 $ 0.68 $ 0.67 9% 10%

21 First Quarter 2016 – Financial Highlights Estimated Fully Phased-In SLR1 - Non-GAAP Reconciliation ($ in millions) 3/31/162 12/31/15 Total estimated fully phased-in Basel III CET1 - Non-GAAP $ 16,603 $ 16,082 Additional Tier 1 capital 2,544 2,530 Total Tier 1 capital $ 19,147 $ 18,612 Total leverage exposure: Quarterly average total assets $ 364,554 $ 368,590 Less: Amounts deducted from Tier 1 capital 19,304 19,403 Total on-balance sheet assets, as adjusted 345,250 349,187 Off-balance sheet exposures: Potential future exposure for derivatives contracts (plus certain other items) 5,838 7,158 Repo-style transaction exposures included in SLR 403 440 Credit-equivalent amount of other off-balance sheet exposures (less SLR exclusions) 24,950 26,025 Total off-balance sheet exposures 31,191 33,623 Total leverage exposure $ 376,441 $ 382,810 Estimated fully phased-in SLR - Non-GAAP3 5.1% 4.9% 1 The estimated fully phased-in SLR (Non-GAAP) is based on our interpretation of the U.S. capital rules. When the SLR is fully phased-in in 2018, we expect to maintain an SLR of over 5%. The minimum required SLR is 3% and there is a 2% buffer, in addition to the minimum, that is applicable to U.S. G-SIBs. 2 March 31, 2016 information is preliminary. 3 The estimated SLR on a fully phased-in basis (Non-GAAP) for our largest bank subsidiary, The Bank of New York Mellon, was 5.2% at March 31, 2016 and 4.8% at Dec. 31, 2015 At March 31, 2016 and Dec. 31, 2015, total Tier 1 capital was $16,167 million and $15,142 million, respectively, and total leverage exposure was $312,988 million and $316,270 million, respectively, for The Bank of New York Mellon.

22 First Quarter 2016 – Financial Highlights Pre-Tax Operating Margin – Investment Management Reconciliation 1Q16 4Q15 1Q15 ($ in millions) Income before income taxes – GAAP $ 217 $ 290 $ 263 Add: Amortization of intangible assets 19 24 24 Provision for credit losses (1) (4) (1) Money market fee waivers 9 23 33 Income before income taxes excluding amortization of intangible assets, provision for credit losses and money market fee waivers – Non-GAAP $ 244 $ 333 $ 319 Total revenue – GAAP $ 895 $ 999 $ 994 Less: Distribution and servicing expense 100 92 97 Money market fee waivers benefiting distribution and servicing expense 23 27 38 Add: Money market fee waivers impacting total revenue 32 50 71 Total revenue net of distribution and servicing expense and excluding money market fee waivers - Non- GAAP $ 804 $ 930 $ 930 Pre-tax operating margin1 24% 29% 26% Pre-tax operating margin excluding amortization of intangible assets, provision for credit losses, money market fee waivers and net of distribution and servicing expense – Non-GAAP1 30% 36% 34% 1 Income before taxes divided by total revenue.

23 First Quarter 2016 – Financial Highlights Investment Management and Performance Fees - Non-GAAP Investment management fees - Investment Management business Growth vs. ($ in millions) 1Q16 1Q15 1Q15 Investment management fees - GAAP $ 786 $ 825 (5)% Impact of changes in foreign currency exchange rates — (18) Investment management fees, as adjusted - Non-GAAP $ 786 $ 807 (3)% Investment management and performance fees - Consolidated Growth vs. ($ in millions) 1Q16 1Q15 1Q15 Investment management and performance fees - GAAP $ 812 $ 867 (6)% Impact of changes in foreign currency exchange rates — (18) Investment management and performance fees, as adjusted - Non-GAAP $ 812 $ 849 (4)%